Exhibit 10.23

As of September 5, 2023

KeyBank National Association

Mailcode: NY-00-72-0100

726 Exchange Street, Suite 900

Buffalo, New York 14210

Attn: Yolanda M. Fields

E-mail: Yolanda_Fields@keybank.com

KeyBank Real Estate Capital

127 Public Square

Cleveland, Ohio 44114

Attn: Laura Conway

Telecopy No.: (216) 689-3630

E-mail: Laura_Conway@keybank.com

Ladies and Gentlemen:

Pursuant to the provisions of Section 2.11 of the First Amended and Restated Senior Secured Credit Agreement dated as of September 5, 2019, as from time to time in effect (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”), by and among Trilogy RER, LLC, a Delaware limited liability company (“Parent”), the other borrowers from time to time party thereto (together with Parent, each a “Borrower” and collectively the “Borrowers”), KeyBank National Association (“KeyBank”), as Administrative Agent, and each of the financial institutions initially a signatory to the Credit Agreement together with their assignees pursuant to Section 18 of the Credit Agreement (collectively, the “Lenders” and each individually a “Lender”), the Parent previously delivered an Extension Request to the Administrative Agent on May 16, 2023 (the “Extension Request Date”) requesting to exercise the Borrowers’ one-time right and option to extend the Maturity Date to September 5, 2024 (the “Extension”).

1.  Definitions. Capitalized terms used in this letter, but which are not otherwise expressly defined in this letter, shall have the respective meanings given thereto in the Credit Agreement.

2.  Certifications of Loan Parties. In connection with the Extension, the undersigned Loan Parties hereby certify as follows:

(a)  On the Extension Request Date and on the Extension Effective Date (as defined below), there exists no Default or Event of Default and all conditions set forth in Sections 10 and 11 are satisfied;

(b)  Each of the representations and warranties made by the Loan Parties in the Loan Documents or otherwise made by or on behalf of the Loan Parties in connection therewith or after the date thereof pursuant to the Loan Documents were true and correct in all material respects when made and remain true and correct in all material respects, except on account of changes in the facts and circumstances after the date such representation and warranty was made that resulted from actions or inactions not prohibited by the Credit Agreement (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date) on the Extension Request Date and on the Extension Effective Date. To the extent that any such representation and warranty is qualified by “Material Adverse Effect” or any other materiality qualifier, then the qualifier “in all material respects” contained in this Paragraph 2(b) shall not apply with respect thereto as provided in Section 1.2(m) of the Credit Agreement;

(c)  The Borrowers have paid all fees required by Section 2.11(b) of the Credit Agreement; and

KeyBank National Association,

as Administrative Agent

As of September 5, 2023

(d)  All other conditions to the Extension set forth in Section 2.11 of the Credit Agreement have been satisfied.

3.  Confirmation of Extension. By its signature below, the Administrative Agent hereby confirms that, subject to the execution and delivery of this letter by Borrower and Guarantors, the Extension has been exercised as of the date first set forth above (the “Extension Effective Date”).

4.  Fees and Expenses. Borrowers will pay the reasonable fees and expenses of Administrative Agent in connection with the Extension in accordance with Section 15 of the Credit Agreement.

5.  Governing Law. THIS LETTER SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signatures Begin on the Following Page]

IN WITNESS WHEREOF, the undersigned have duly executed this letter agreement as of the date first set forth above.

BORROWERS:

PARAGON OUTPATIENT REHABILITATION
SERVICES, LLC, an Indiana limited liability company
PCA-CORRECTIONS, LLC, a Kentucky limited liability company
TRILOGY HEALTHCARE OF ALLEN II, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF BATTLE CREEK, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF COLUMBUS, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF COMMERCE, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF CORYDON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF CYNTHIANA, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF FAYETTE III, LLC, a Kentucky limited liability company
TRILOGY HEALTHCARE OF GENESEE, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF GLEN RIDGE, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF HAMILTON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF HENRY, LLC, an Indiana limited liability company
TRILOGY HEALTHCARE OF HENRY II, LLC, an Indiana limited liability company
TRILOGY HEALTHCARE OF HURON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LAPEER, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Extension Letter (KeyBank/Trilogy)

TRILOGY HEALTHCARE OF LIVINGSTON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE EAST, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE
NORTHEAST, LLC, a Kentucky limited liability company
TRILOGY HEALTHCARE OF LOUISVILLE
SOUTHWEST, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF LOWELL, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF MONTGOMERY, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF MONTICELLO, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF MUNCIE, LLC, an Indiana limited liability company
TRILOGY HEALTHCARE OPERATIONS OF MUNCIE, LLC, an Indiana limited liability company
TRILOGY HEALTHCARE OF MUSKINGUM, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF NEW ALBANY, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF NORTH BALTIMORE, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF PUTNAM II, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF PUTNAM III, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF SEYMOUR, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF VANDERBURGH, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF VIGO, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF WOOD COUNTY
SUCCESSOR, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Extension Letter (KeyBank/Trilogy)

TRILOGY NUSCRIPTRX, LLC, a Delaware limited liability company
TRILOGY PCA HOLDINGS, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE COLUMBUS, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE CYNTHIANA, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HARRISON, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HOWELL, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HURON, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY III, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY V, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE KENTUCKY, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE NEW ALBANY, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE NORTHPOINTE, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OAKLAND, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OF BATTLE CREEK, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OF GRAND BLANC, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OF LAPEER, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OHIO, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE PUTNAM II, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE OF SEYMOUR, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE VIGO, LLC, a Delaware limited liability company
TRILOGY REHAB SERVICES, LLC, a Delaware limited liability company
TRILOGY RER, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Extension Letter (KeyBank/Trilogy)

TRILOGY REAL ESTATE FOREST SPRINGS, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE WHITE OAKS, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE MADISON, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OPERATIONS OF MADISON, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE HURON II, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE MONTGOMERY, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE MUNCIE, LLC, a Delaware limited liability company
TRILOGY HEALTHCARE OF MUNCIE II, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE LOWELL, LLC, a Delaware limited liability company
TRILOGY REAL ESTATE CORYDON, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Extension Letter (KeyBank/Trilogy)

LCS AVON LLC, an Iowa limited liability company
RHS PARTNERS OF BLOOMINGTON, LLC, a Delaware limited liability company
RHS PARTNERS OF CARMEL, LLC, a Delaware limited liability company
LCS CRAWFORDSVILLE LLC, an Iowa limited liability company
RHS PARTNERS OF ARLINGTON, LLC, a Delaware limited liability company
RHS PARTNERS OF CASTLETON, LLC, a Delaware limited liability company
LCS KOKOMO LLC, an Iowa limited liability company
RHS PARTNERS OF LAFAYETTE, LLC, a Delaware limited liability company
RHS PARTNERS OF RICHMOND, LLC, a Delaware limited liability company
LCS SOUTH BEND LLC, an Iowa limited liability company
RHS PARTNERS OF TERRE HAUTE, LLC, a Delaware limited liability company
LCS WABASH LLC, an Iowa limited liability company
LCS WESTFIELD LLC, an Iowa limited liability company
TRILOGY HEALTHCARE OF MONTGOMERY II, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Extension Letter (KeyBank/Trilogy)

GUARANTORS:

TRILOGY INVESTORS, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY HEALTHCARE HOLDINGS, INC., a Delaware corporation

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY PRO SERVICES, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

TRILOGY OPCO, LLC, a Delaware limited liability company

By:	/s/ Gregory A. Conner
Name: Gregory A. Conner
Title: SVP, Treasurer and Assistant Secretary

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Signature Page to Extension Letter (KeyBank/Trilogy)

ACKNOWLEDGED:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Laura Conway
Name: Laura Conway
Title: Senior Vice President

Signature Page to Extension Letter (KeyBank/Trilogy)